INCOME TAXES (Tables)	12 Months Ended
Sep. 30, 2018
Income Taxes Tables
Deferred tax assets
	2018	2017
Net tax loss carry forward	74,447	62,467
Less: Valuation allowance	(74,447)	(62,467)
Net deferred tax asset	$-	$-

Reconciliation of income taxes at the federal statutory rate
	2018	2017
U.S. federal statutory rate	21%	21%
Net operating loss	(21)%	(21)%
Effective tax rate	--%	--%